UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO.1 TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
July 2, 2018

PLANTRONICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Plantronics, Inc. (“Plantronics” or the “Company”) dated July 2, 2018 and filed with the Securities and Exchange Commission on July 2, 2018 (the “Original Form 8-K”) to file the historical financial statement and pro forma financial information referred to in Item 9.01(a) and 9.01(b) relating to the Company’s acquisition of all of the issued and outstanding shares of capital stock of Polycom, Inc. Pursuant to the instructions to Item 9.01 of Form 8-K, the Company hereby amends Item 9.01 for the Original Form 8-K to provide in its entirety as follows:

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

The following audited consolidated financial statements of Polycom, Inc. are attached hereto as Exhibit 99.2:

•	Audited consolidated financial statements as of and for the years ended December 31, 2017 and 2016

The following audited consolidated financial statements of Polycom, Inc. are attached hereto as Exhibit 99.3:

•	Audited consolidated financial statements as of and for the year ended December 31, 2015

The unaudited condensed consolidated financial statements of Polycom, Inc. as of March 31, 2018 and for the three months ended March 31, 2018 and 2017 are attached hereto as Exhibit 99.4.

(b)    Unaudited Pro Forma Condensed Combined Financial Statements.

The following unaudited pro forma condensed combined financial statements of Plantronics, Inc. are attached hereto as Exhibit 99.5:

•	Unaudited Pro Forma Condensed Combined Balance Sheet of Plantronics, Inc. as of March 31, 2018; and,

•	Unaudited Pro Forma Condensed Combined Statement of Operations of Plantronics, Inc. for the year ended March 31, 2018.

(c)    Not applicable.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
2.1	Stock Purchase Agreement, dated March 28, 2018, among Plantronics, Inc., Triangle Private Holdings II, LLC and Polycom, Inc.*
3.1	Amendment to the Amended and Restated Bylaws of Plantronics, Inc. effective July 2, 2018*
3.2	Amended and Restated Bylaws of Plantronics, Inc. as amended through July 2, 2018*
4.1	Credit Agreement dated as of July 2, 2018 among Plantronics, Inc., as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders from time to time party thereto*
10.1	Stockholder Agreement, dated July 2, 2018, between Plantronics, Inc. and Triangle Private Holdings II, LLC*
23.1	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP
23.2	Consent of Independent Auditors, KPMG LLP
99.1	Press release issued by Plantronics, Inc. on July 2, 2018, entitled "Plantronics Completes Acquisition of Polycom"*
99.2	Audited consolidated financial statements of Polycom Inc. as of December 31, 2017 and 2016, and for the years then ended.
99.3	Audited consolidated financial statements of Polycom Inc. as of December 31, 2015 and for the year then ended.
99.4	Unaudited condensed consolidated financial statements of Polycom Inc. as of March 31, 2018 and for the three months ended March 31, 2018 and 2017.
99.5
Unaudited Pro Forma Condensed Combined Balance Sheet of Plantronics, Inc. as of March 31, 2018 and Unaudited Pro Forma Condensed Combined Statement of Operations of Plantronics, Inc. for the year ended March 31, 2018.

* Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to report to be signed on its behalf by the undersigned hereunto duly authorized.

Plantronics, Inc.
(Registrant)

By:	/s/ Pamela Strayer
Dated: August 31, 2018	Pamela Strayer Executive Vice President and Chief Financial Officer